Exhibit 99.1

JDSU ANNOUNCES FISCAL FIRST QUARTER 2015 RESULTS

•                  GAAP and Non-GAAP Revenue of $433.6 million

•                  GAAP Gross margin of 46.0%; Non-GAAP Gross margin of 49.0%

•                  GAAP EPS of $(0.04); Non-GAAP EPS of $0.14

•                  Expect completion of separation into two publicly traded companies by calendar third quarter of 2015

Milpitas, California, October 29, 2014 — JDSU (NASDAQ: JDSU) today reported results for its fiscal first quarter ended September 27, 2014.

GAAP net revenue was $433.6 million, with net loss of $(9.7) million, or $(0.04) per share. Prior quarter net revenue was $448.6 million, with net loss of $(25.4) million, or $(0.11) per share. Net revenue for fiscal first quarter 2014 was $429.0 million, with net income of $0.3 million, or $0.00 per share.

Non-GAAP net revenue was $433.6 million, with non-GAAP net income of $33.8 million or $0.14 per share. Prior quarter non-GAAP net revenue was $448.6 million, with non-GAAP net income of $34.2 million, or $0.14 per share. Non-GAAP net revenue for fiscal first quarter 2014 was $429.0 million, with non-GAAP net income of $30.2 million, or $0.13 per share.

“JDSU’s strategy to diversify in non-telecom markets drove a solid first quarter as we exceeded revenue and EPS guidance and saw sequential growth in solutions for the enterprise and commercial lasers markets,” said Tom Waechter, JDSU’s president and CEO. “Enterprise market performance included growth in Datacom and Service Enablement, which generated an operating profit ahead of schedule.  We are pleased with the performance of these growth drivers for CCOP, NE, and SE, and remain on track for the planned separation of SpinCo (CCOP) and NewCo (NE/SE/OSP) by calendar third quarter 2015.”

Financial Overview — Fiscal First Quarter Ended September 27, 2014

The tables below (in millions, except percentage data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

	GAAP Results
	Q1	Q4	Q1	Change
	FY 2015	FY 2014	FY 2014	Q/Q		Y/Y
Net revenue	$433.6	$448.6	$429.0	(3.3)%		1.1%
Gross margin	46.0%	46.7%	43.2%	(70	)bps	280	bps
Operating margin	1.0%	(3.7)%	1.5%	470	bps	(50	)bps

	Non-GAAP Results
	Q1	Q4	Q1	Change
	FY 2015	FY 2014	FY 2014	Q/Q		Y/Y
Net revenue	$433.6	$448.6	$429.0	(3.3)%		1.1%
Adj. Gross margin	49.0%	50.0%	46.3%	(100	)bps	270	bps
Adj. Operating margin	9.1%	8.7%	8.3%	40	bps	80	bps

	Non-GAAP Net Revenue by Segment
	Q1	% of	Q4	Q1	Change
	FY 2015	Net Revenue	FY 2014	FY 2014	Q/Q	Y/Y
Network Enablement	$132.8	30.6%	$165.5	$145.1	(19.8)%	(8.5)%
Service Enablement	48.2	11.1	43.6	26.8	10.6	79.9
Communications and Commercial Optical Products:
Optical Communications	167.1		156.2	176.2	7.0	(5.2)
Lasers	42.2		40.7	28.4	3.7	48.6
Communications and Commercial Optical Products	209.3	48.3	196.9	204.6	6.3	2.3
Optical Security and Performance Products	43.3	10.0	42.6	52.5	1.6	(17.5)
Total	$433.6	100.0%	$448.6	$429.0	(3.3)%	1.1%

•                  Americas, Asia-Pacific and EMEA customers represented 44.7%, 31.1 % and 24.2%, respectively, of total net revenue for the quarter.

•                  The Company held $880.9 million in total cash and investments and generated $40.8 million of cash from operations for the quarter.

Business Outlook

For the second quarter of fiscal 2015 ending December 27, 2014, the Company expects non-GAAP net revenue to be $445 million +/- $12 million and non-GAAP earnings per share to be $0.15 +/- $0.03.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on October 29, 2014 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors. The Company will post supporting slides outlining the Company’s latest financial results on www.jdsu.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world. Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications. Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

On September 10, 2014, the Company announced plans to separate into two publicly traded companies to be named at a later date: an optical components and commercial lasers company consisting of JDSU’s current Communications and Commercial Optical Products (“CCOP”) segment, and a network and service enablement company consisting of JDSU’s current Network Enablement (“NE”), Service Enablement (“SE”) and Optical Security and Performance Products (“OSP”) segments. The separation is expected to occur through a tax-free pro rata spinoff of CCOP to JDSU shareholders, though the structure is subject to change based upon various tax and regulatory factors. The Company expects the separation to be completed by calendar third quarter of 2015.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidations in our customer base and customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e) notable seasonality and a significant level of in-quarter book-and-ship business, particularly in our NE and SE segments; (f) various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short-term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, these statements include (i) information and guidance about the Company’s plans to separate the business into two independent, publicly traded companies, (ii) the composition of those companies, (iii) the anticipated benefits, timing, savings, costs and other impacts of the separation, and (iv) the plan to achieve the separation through a tax-free spinoff. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks related to the proposed separation include the requirement to obtain certain approvals, the ability to retain key employees, the ability to recognize anticipated cost savings, the ability of each company to function as a stand-alone entity, customer retention and financing risks. In addition, completion of the separation will be subject to certain conditions, such as approval by our Board of Directors, receipt of tax opinions, effectiveness of a registration statement and foreign regulatory requirements. For more information on the risks related to the operation of Company’s existing business segments, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors: Bill Ong, 408-546-4521, or bill.ong@jdsu.com

Press: Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

- SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 27,	September 28,
	2014	2013
Net revenue	$433.6	$429.0
Cost of sales	224.3	232.4
Amortization of acquired technologies	10.0	11.4
Gross profit	199.3	185.2
Operating expenses:
Research and development	76.4	69.6
Selling, general and administrative	110.7	107.1
Amortization of other intangibles	5.1	2.7
Restructuring and related charges (benefits)	2.9	(0.8)
Total operating expenses	195.1	178.6
Income from operations	4.2	6.6
Interest and other income (expense), net	0.5	(0.6)
Interest expense	(8.3)	(5.2)
(Loss) income before taxes	(3.6)	0.8
Provision for income taxes	6.1	0.5
Net (loss) income	$(9.7)	$0.3

Net (loss) income per share:
Basic	$(0.04)	$0.00
Diluted	$(0.04)	$0.00

Shares used in per share calculation:
Basic	230.8	235.3
Diluted	230.8	239.6

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	September 27,	June 28,
	2014	2014
ASSETS
Current assets:
Cash and cash equivalents	$311.1	$297.2
Short-term investments	537.7	552.2
Restricted cash	32.1	31.9
Accounts receivable, net	295.6	296.2
Inventories, net	155.2	153.3
Prepayments and other current assets	80.1	78.7
Total current assets	1,411.8	1,409.5
Property, plant and equipment, net	292.0	288.8
Goodwill	264.2	267.0
Intangibles, net	160.8	177.8
Deferred income taxes	173.3	183.3
Other non-current assets	25.5	25.5
Total assets	$2,327.6	$2,351.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$152.6	$137.1
Accrued payroll and related expenses	72.3	79.9
Deferred revenue	78.3	77.5
Accrued expenses	31.2	34.8
Other current liabilities	75.2	79.1
Total current liabilities	409.6	408.4
Long-term debt	542.5	536.3
Other non-current liabilities	208.0	219.5
Total stockholders’ equity	1,167.5	1,187.7
Total liabilities and stockholders’ equity	$2,327.6	$2,351.9

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended
	September 27,	September 28,
	2014	2013
Net revenue:
Network Enablement	$132.8	$145.1
Service Enablement	48.2	26.8
Communications and Commercial Optical Products	209.3	204.6
Optical Security and Performance Products	43.3	52.5
Net revenue	$433.6	$429.0

Operating income (loss):
Network Enablement	$20.1	$22.5
Service Enablement	0.8	(9.9)
Communications and Commercial Optical Products	25.1	27.2
Optical Security and Performance Products	15.9	19.1
Corporate	(22.4)	(23.5)
Total segment operating income	39.5	35.4
Unallocated amounts:
Stock-based compensation	(15.7)	(15.7)
Amortization of intangibles	(15.1)	(14.1)
Loss on disposal of long-lived assets	—	(0.3)
Restructuring and related charges	(2.9)	0.8
Other charges related to non-recurring activities	(1.6)	0.5
Interest and other income (expense), net	0.5	(0.6)
Interest expense	(8.3)	(5.2)
Loss (income) before income taxes	$(3.6)	$0.8

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations including other non-restructuring related separation costs incurred to effect the Company’s plan to separate into two separate public companies such as accounting, legal, and professional fees and related non-recurring costs and (vi) product-line termination costs such as the write-off of inventory no longer being sold. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write-off of unamortized issuance cost related to its revolving credit facility upon termination of the facility. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released and non-cash income tax intraperiod tax allocation benefit. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges (benefits), and other charges related to non-recurring activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended
	September 27,		September 28,
	2014		2013
	Net		Net
	income	Diluted	income	Diluted
	(loss)	EPS	(loss)	EPS
GAAP measures	$(9.7)	$(0.04)	$0.3	$0.00
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:

Related to cost of sales:
Stock-based compensation	2.4	0.01	2.4	0.01
Other charges related to non-recurring activities	0.8	0.00	(0.5)	(0.00)
Amortization of acquired developed technologies	10.0	0.04	11.4	0.05
Total related to gross profit	13.2	0.06	13.3	0.06

Related to operating expenses:
Research and development:
Stock-based compensation	3.9	0.02	3.7	0.02
Selling, general and administrative:
Stock-based compensation	9.4	0.04	9.6	0.04
Other charges related to non-recurring activities	0.8	0.00	0.3	0.00
Amortization of intangibles	5.1	0.02	2.7	0.01
Restructuring and related charges (benefit)	2.9	0.01	(0.8)	(0.00)
Total related to operating expenses	22.1	0.09	15.5	0.06

Non-cash interest expense	6.1	0.03	3.8	0.02
Non-cash income tax expense	2.1	0.01	(2.7)	(0.01)
Total related to net income and EPS	43.5	0.19	29.9	0.12
Non-GAAP measures	$33.8	$0.14	$30.2	$0.13

Diluted shares used in per share calculation for non-GAAP EPS		233.3		239.6

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended
	September 27,	September 28,
	2014	2013
GAAP net (loss) income	$(9.7)	$0.3
Interest and other income (expense), net	(0.5)	0.6
Interest expense	8.3	5.2
Provision for income taxes	6.1	0.5
Depreciation	19.6	17.8
Amortization	15.1	14.1
EBITDA	38.9	38.5
Costs related to restructuring and related charges	2.9	(0.8)
Costs related to stock based compensation	15.7	15.7
Costs related to other non-recurring activities	1.6	(0.2)
Adjusted EBITDA	$59.1	$53.2